                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  MAY 19, 2006
                                                      --------------------------

                           STELLAR TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                000-33099                               84-1553046
-------------------------------------------------------------------------------
        (Commission File Number)             (IRS Employer Identification No.)

  7935 AIRPORT PULLING ROAD, SUITE 201
               NAPLES, FL                                               34109
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (239) 592-1816
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 19. 2006, we entered into a Master Amendment to those certain April, 2005 Loan Documents (the "Agreement) with Trident Growth Fund, L.P. ("Trident"). The Agreement was effective as of May 1, 2006. Pursuant to the
Agreement:

         o the $1,600,000 principal amount secured convertible promissory note dated April 1, 2005 issued to Trident (the "Trident Note") was amended to: (i) extend the maturity date until the earlier of April 30, 2007 or upon us realizing $5,000,000 of gross proceeds from the sale of convertible debt or equity securities; and (ii) eliminate the anti-dilution adjustment for issuances of shares of common stock at prices below the conversion price of the Trident Note;

         o the Loan Agreement dated April 1, 2005 by and between us and Trident (the "Loan Agreement") was amended to: (i) eliminate all financial covenants;
(ii) eliminate certain negative covenants; and (iii) eliminate the demand registration rights provisions and associated penalties; and

         o that certain warrant dated September 16, 2003 issued to Trident to purchase 125,000 shares of common stock (the "September Warrant") was cancelled and all other warrants held by Trident to purchase shares of our common stock were amended to eliminate the anti-dilution adjustment for issuances of shares of common stock at prices below the exercise price of such warrants.

         In consideration of the forgoing, we issued a warrant (the "Trident Warrant") to Trident to purchase 1,745,000 shares of common stock. The Trident Warrant is immediately exercisable at an exercise price of $0.40 per share, expires May 1, 2011 and contains standard and customary cashless exercise provisions. The exercise price of the Trident Warrant will be adjusted for stock splits, combinations, recapitalization and stock dividends.

         We have agreed to include the shares of common stock issuable upon exercise of the Trident Warrant in any registration statement we file under the Securities Act of 1933, as amended (the "Securities Act") (excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms) in order to permit the public resale of such shares.


         The descriptions of the Agreement and Trident Warrant set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         The information provided in Item 1.01 describing the Agreement and Trident Warrant is hereby incorporated by reference.

         On May 19, 2006, we issued the Trident Warrant to Trident in consideration of Trident's extension of and amendment to the Trident Note, amendment to the Loan Agreement, cancellation of the September Warrant, and amendments to certain outstanding warrants. The forgoing securities were issued in a private placement transaction to one institutional accredited investor pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), without engaging in any general solicitation or advertising of any kind and without payment of underwriting discounts or commissions to any person.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.      Description of Exhibit
-----------      ----------------------

10.1 Master Amendment to those certain April, 2005 Loan Documents by and between the Company and Trident Growth Fund, L.P. effective as of May 1, 2006

10.2 Warrant to purchase 1,745,000 shares of common stock dated as of May 1, 2006 issued to trident Growth Fund, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Stellar Technologies, Inc.



Date:  May 25, 2006                             By:  /s/ Mark G. Sampson
                                                    ----------------------------
                                                       Mark G. Sampson
                                                       Chief Financial Officer

                                       3